UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐   Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

WESTLAND DEVELOPMENT CO., INC.

(Name of Registrant as Specified In Its Charter)

SCC ACQUISITION CORP.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SunCal New Mexico

A Legacy Embraced

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First, a Word from the SEC…

•	This presentation does not constitute a solicitation by Westland or its board of directors or executive officers of any approval or action of its stockholders. Westland has filed a definitive proxy statement and other relevant documents concerning the proposed transaction with SunCal and the SEC. Westland’s stockholders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC because they will contain important information on the proposed transaction. You will be able to obtain the documents filed with the SEC free of charge at the Web site maintained by the SEC, www.sec.gov. In addition, Westland’s stockholders and investors may obtain free copies of such documents filed with the SEC by contacting Robert Simon of Westland at (505) 831-9600 or by written request mailed to Westland Development Co., Inc., 401 Coors Blvd., NW, Albuquerque, New Mexico 87121, Attention: Robert Simon.

•	Westland and its directors and executive officers and other persons may be deemed to be participating in the solicitation of proxies in connection with the merger. Other information regarding the participants in the proxy solicitation and a description of their interests, by security holdings or otherwise, are contained in the definitive proxy statement.

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The SunCal Story

•	Family-Owned Company

•	70 Years of Experience

•	What We Do:

•	Acquire land

•	Design a community masterplan

•	Obtain necessary approvals

•	Prepare lots; build parks, roads and necessary infrastructure

•	Sell finished lots to homebuilders and commercial builders

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The SunCal Story

•	Largest Privately Held Community Developer in the West

•	120,000 lots in various stages of development

•	Involved in more than 70 master-planned communities

•	More than 400 employees

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The SunCal Story

•	Experienced in Large-Scale Community Development

•	SummerWind Ranch will nearly double the size of Calimesa, CA

•	Waterman Junction will nearly triple the size of Barstow, CA

•	Ketchum Ranch will increase the population of Jacumba, CA seven-fold

•	All these communities will provide a wealth of local benefits to improve and enhance economic development and quality of life

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The SunCal Story

•	SunCal’s Privately Held Status

•	Long-term Perspective

•	Motivated by long-term success, not short-term reported earnings

•	Financial Strength

•	Excellent reputation on Wall Street

•	Ability to Seek What Will Work Best For:

•	Atrisco Heirs

•	Surrounding neighbors

•	Future residents

•	City/County

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The SunCal Story

•	Environmental & Cultural Sensitivity

•	Clustering homes to maximize open space preservation

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The SunCal Story

•	Environmental & Cultural Sensitivity

•	Clustering homes to maximize open space preservation

•	Preserve and celebrate cultural and historical resources

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The SunCal Story

•	Environmental & Cultural Sensitivity

•	Clustering homes to maximize open space preservation

•	Preserve and celebrate cultural and historical resources

•	Recycled water; dual-plumbing system; native landscaping

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The SunCal Story

•	Environmental & Cultural Sensitivity

•	Clustering homes to maximize open space preservation

•	Preserve and celebrate cultural and historical resources

•	Recycled water; dual-plumbing system; native landscaping

•	Solar power

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The SunCal Story

•	Environmental & Cultural Sensitivity

•	Clustering homes to maximize open space preservation

•	Preserve and celebrate cultural and historical resources

•	Recycled water; dual-plumbing system; native landscaping

•	Solar power

•	Innovative runoff control systems

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The SunCal Story

•	Community Participation

•	“Inclusive Planning Process” to engage the local community and obtain valuable insight

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The SunCal Story

•	Community Participation

•	“Inclusive Planning Process” to engage the local community and obtain valuable insight

•	Communicate our plans; be available to answer questions

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The SunCal Story

•	Community Participation

•	“Inclusive Planning Process” to engage the local community and obtain valuable insight

•	Communicate our plans; be available to answer questions

•	Support local organizations and activities

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The SunCal Story

•	Enhanced Quality of Life

•	New shopping and entertainment opportunities

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The SunCal Story

•	Enhanced Quality of Life

•	New shopping and entertainment opportunities

•	Jobs/homes balance

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The SunCal Story

•	Enhanced Quality of Life

•	New shopping and entertainment opportunities

•	Jobs/homes balance

•	New home choices

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The SunCal Story

•	Enhanced Quality of Life

•	New shopping and entertainment opportunities

•	Jobs/homes balance

•	New home choices

•	Funding for schools, city services

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The SunCal Story

•	Enhanced Quality of Life

•	New shopping and entertainment opportunities

•	Jobs/homes balance

•	New home choices

•	Funding for schools, city services

•	Transportation improvements

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The SunCal Story

•	Enhanced Quality of Life

•	New shopping and entertainment opportunities

•	Jobs/homes balance

•	New home choices

•	Funding for schools, city services

•	Transportation improvements

•	Economic Development

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The SunCal Story

•	Provide Recreational Opportunities

•	Parks

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The SunCal Story

•	Provide Recreational Opportunities

•	Parks

•	Hiking, biking and equestrian trails

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The SunCal Story

•	Provide Recreational Opportunities

•	Parks

•	Hiking, biking and equestrian trails

•	State-of-the-art recreation centers

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The SunCal Story

•	Provide Recreational Opportunities

•	Parks

•	Hiking, biking and equestrian trails

•	State-of-the-art recreation centers

•	World-class golf courses

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The SunCal Story

•	Provide Recreational Opportunities

•	Parks

•	Hiking, biking and equestrian trails

•	State-of-the-art recreation centers

•	World-class golf courses

•	Equestrian facilities

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The SunCal Story

•	Provide Recreational Opportunities

•	Parks

•	Hiking, biking and equestrian trails

•	State-of-the-art recreation centers

•	World-class golf courses

•	Equestrian facilities

•	Lakes

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Our Balanced Proposal

1.	A Strong Financial Package

2.	Atrisco Heritage Preserved

3.	Smart Growth for Albuquerque’s West Side

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A Strong Financial Package

•	$315 per share (approx. $250 million total)

•	Formation of Atrisco Oil & Gas LLC (AO&G)

•	One share of AO&G for each share of Westland common stock owned

•	100% of the rights under Westland’s two existing oil and gas leases

•	50% interest in all future oil, gas and other mineral rights of Westland

•	Realization of a centuries-old investment

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Atrisco

Heritage Preserved

•	Formation of the Atrisco Heritage Foundation

•	$1 million annually for 100 years

•	$2 million provided to Foundation at closing

•	Foundation would establish cultural & educational programs

•	Foundation board would be comprised primarily of heirs

•	Realizing the early vision of the Atrisco ancestors

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Smart Growth for

Albuquerque’s West Side

•	Albuquerque’s recent accolades

•	Region’s growth is headed west

•	New homes, jobs, entertainment and recreation opportunities will help Albuquerque and Bernalillo County realize its full potential

•	Benefits of a single sale

•	Benefits of master-planning

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Shareholder Vote on the Merger

•	Proxy process regulated by the Securities & Exchange Commission (SEC)

•	Shareholders of both classes of common stock must approve sale by a two-thirds majority

•	How to vote:

•	Voting by proxy (through the mail)

•	Westland proxy statement mailed to shareholders on September 22

•	Ballot must be received before November 4 to be counted

•	This is the easiest way to ensure your voice will be heard

•	Voting in person

•	Attend Westland’s shareholder meeting on November 6, 10 a.m., at the Albuquerque Convention Center’s Kiva Auditorium

•	Each share of both classes of stock represents one vote

•	Votes not cast counted as “no” votes

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Timeline of Events

*	Funds would be distributed promptly following the closing of the sale and upon return of your stock certificates to Mellon. Please wait for Mellon to send you the forms to do so, including forms if you have lost your certificates.

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What this Means for Westland

•	Corporate Structure

•	Westland would continue to exist following the merger, but would no longer be owned by Westland’s current shareholders

•	Westland would become a subsidiary of a SunCal affiliate

•	SunCal executives would become directors of Westland following the merger

•	Westland Employees

•	SunCal would need a host of local employees with the experience and expertise held by many Westland staffers

•	SunCal would continue to employ Westland staff at their current compensation and benefit levels (as of July 19, 2006) for not less than 12 months following the merger

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Three Reasons to Approve the

SunCal Proposal

•	A Strong Financial Package

•	Atrisco Heritage Preserved

•	Smart Growth for Albuquerque’s West Side

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SunCal New Mexico

A Legacy Embraced

Thank you for your time.

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www.SunCalNM.com

(888) 809-5211

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